UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

Everbridge, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37874	26-2919312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive
Suite 400
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 230-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVBG	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Amended and Restated Agreement and Plan of Merger, dated February 29, 2024 (the “Merger Agreement”), by and among Everbridge Holdings, LLC, a Delaware limited liability company (formerly known as Project Emerson Parent, LLC) (“Parent”), Project Emerson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Everbridge, Inc., a Delaware corporation (the “Company”), which amended and restated the previously announced Agreement and Plan of Merger, dated as of February 4, 2024, by and among Everbridge, Parent and Merger Sub.

On July 2, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Discover Fund IV, L.P., an investment fund managed by Thoma Bravo, L.P.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On July 2, 2024, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into:

(i)

the First Supplemental Indenture, dated as of July 2, 2024 (the “2024 Convertible Notes First Supplemental Indenture”) to the Indenture, dated as of December 13, 2019, by and between the Company and the Trustee (the “2024 Convertible Notes Original Indenture” and, together with the 2024 Convertible Notes First Supplemental Indenture, the “2024 Convertible Notes Indenture”), relating to the Company’s 0.125% Convertible Senior Notes due 2024 (the “2024 Convertible Notes”); and

(ii)

the First Supplemental Indenture, dated as of July 2, 2024 (the “2026 Convertible Notes First Supplemental Indenture”) to the Indenture, dated as of March 11, 2021, by and between the Company and the Trustee (the “2026 Convertible Notes Original Indenture” and, together with the 2026 Convertible Notes First Supplemental Indenture, the “2026 Convertible Notes Indenture”), relating to the Company’s 0% Convertible Senior Notes due 2026 (the “2026 Convertible Notes”).

As of July 2, 2024, $63,459,000 of the 2024 Convertible Notes were outstanding and $300,276,000 of the 2026 Convertible Notes were outstanding.

As a result of the Merger, and pursuant to the 2024 Convertible Notes Indenture and the 2026 Convertible Notes Indenture (together, the “Convertible Notes Indentures”), from and after the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 principal amount of the 2024 Convertible Notes and the 2026 Convertible Notes (each, a “series of Convertible Notes” and, together, the “Convertible Notes”), as applicable, was changed into a right to convert such principal amount of each series of Convertible Notes into an amount in cash equal to the conversion rate of the applicable series of Convertible Notes in effect on the applicable conversion date (subject to any adjustments pursuant to the relevant Convertible Notes Indenture) multiplied by $35.00 (i.e., the Per Share Price (as defined below)).

The consummation of the Merger constitutes a Merger Event, a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the applicable Convertible Notes Indenture) under each of the Convertible Notes Indentures. The effective date of the Merger Event, Fundamental Change and Make-Whole Fundamental Change in respect of the Convertible Notes is July 2, 2024, which is the Closing Date.

As a result of the Fundamental Change, each holder of a series of Convertible Notes will have the right to require the Company to repurchase its Convertible Notes pursuant to the terms and procedures set forth in the applicable Convertible Notes Indenture for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the applicable Convertible Notes Indenture).

The foregoing descriptions of the Convertible Notes Indentures and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Convertible Notes Indentures. A copy of the 2024 Convertible Notes Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 13, 2019 and a copy of the 2026 Convertible Notes Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 11, 2021. Copies of the 2024 Convertible Notes First Supplemental Indenture and the 2026 Convertible Notes First Supplemental Indenture are filed hereto as Exhibits 4.1 and 4.2 hereto, respectively. The 2024 Convertible Notes Original Indenture, the 2026 Convertible Notes Original Indenture, the 2024 Convertible Notes First Supplemental Indenture and the 2026 Convertible Notes First Supplemental Indenture are incorporated by reference into this Item 1.01. This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the Convertible Notes or any other security.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

In connection with the issuance of the 2024 Convertible Notes, the Company entered into capped call transactions, each as amended by a call option amendment agreement, dated as of March 11, 2021 (collectively, the “2024 Capped Call Transactions”), with certain of the banks that were initial purchasers of the 2024 Convertible Notes or their affiliates (each a “2024 Capped Call Counterparty”), certain of which remained outstanding as of the Closing Date prior to giving effect to the Termination Agreements (as defined below). In connection with the issuance of the 2026 Convertible Notes, the Company entered into capped call transactions (collectively, the “2026 Capped Call Transactions” and, together with the 2024 Capped Call Transactions, the “Capped Call Transactions”) with certain of the banks that were initial purchasers of the 2026 Convertible Notes or their affiliates and another financial institution (each a “2026 Capped Call Counterparty” and each 2024 Capped Call Counterparty and 2026 Capped Call Counterparty, a “Capped Call Counterparty”), which remained outstanding as of the Closing Date prior to giving effect to the Termination Agreements (as defined below).

In connection with the Merger, the Company entered into a termination agreement with each Capped Call Counterparty (collectively, the “Termination Agreements”) pursuant to which the Capped Call Transactions with such Capped Call Counterparty terminated on the Closing Date. As of the Closing Date, the Capped Call Transactions had de minimis value to the Company. Payments made by Capped Call Counterparties in respect of the termination of Capped Call Transactions were received by the Company on or about the Closing Date.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the Effective Time:

(i)

each share of common stock of the Company, par value $0.001 per share (“Common Stock”), outstanding immediately prior to the Effective Time (other than as described in the Merger Agreement) was automatically converted into the right to receive $35.00 in cash without interest thereon (the “Per Share Price”), subject to applicable withholding taxes;

(ii)

each outstanding option to purchase shares of Common Stock (an “Option”) that was vested or vested at the Effective Time as a result of the Merger (each such Option, a “Vested Option”) was automatically cancelled and converted into the right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Vested Option multiplied by (y) the excess, if any, of (A) the Per Share Price over (B) the exercise price per share of such Vested Option, without interest thereon and subject to applicable withholding taxes;

(iii)

each outstanding Option that was not a Vested Option (an “Unvested Option”) was automatically cancelled and converted solely into the contingent right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Unvested Option immediately prior to the Effective Time, multiplied by (y) the excess, if any, of (A) the Per Share Price over (B) the exercise price per share of such Unvested Option, without interest thereon and subject to applicable withholding taxes, with the resulting payment being subject to the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment (if any)) as applied to such Unvested Option immediately prior to the Effective Time;

(iv)	any Option that had an exercise price per share that was greater than or equal to the Per Share Price was automatically cancelled for no consideration or payment;

(v)

each of Everbridge’s outstanding restricted stock units subject to time-based vesting (a “Company RSU”) that was vested or vested at the Effective Time as a result of the Merger (each such Company RSU, a “Vested Company RSU”) was automatically cancelled and converted solely into the right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Vested Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Price, without interest thereon and subject to applicable withholding taxes;

(vi)

each Company RSU that was not a Vested Company RSU (an “Unvested Company RSU”) was automatically cancelled and converted solely into the contingent right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Unvested Company RSU prior to the Effective Time, multiplied by (y) the Per Share Price, without interest thereon and subject to applicable withholding taxes, with the resulting payment being subject to the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment (if any)) as applied to such Unvested Company RSU immediately prior to the Effective Time, provided that the terms rendered inoperable by the transactions contemplated by the Merger Agreement will no longer have any force or effect;

(vii)

each of Everbridge’s outstanding restricted stock units subject to vesting on the basis of time and the achievement of performance targets (a “Company PSU”) that was vested or vested at the Effective Time as a result of the Merger (each such Company PSU, a “Vested Company PSU”) was automatically cancelled and converted solely into the right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Vested Company PSU immediately prior to the Effective Time, multiplied by (y) the Per Share Price, without interest thereon and subject to applicable withholding taxes; and

(viii)

each Company PSU that was not a Vested Company PSU (an “Unvested Company PSU”) was automatically cancelled and converted solely into the contingent right to receive an amount in cash equal to (x) the total number of shares of Common Stock subject to such Unvested Company PSU prior to the Effective Time based on the number of shares that such Unvested Company PSU would settle for at target achievement of the applicable performance metrics, multiplied by (y) the Per Share Price, without interest thereon and subject to applicable withholding taxes (a “Converted PSU Cash Award”), with the resulting payment being subject to the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment (if any)) as applied to such Unvested Company PSU immediately prior to the Effective Time, except that in lieu of vesting based on performance metrics, 50% of each Converted PSU Cash Award will instead vest at target achievement at the end of the fiscal quarter which ends immediately after the second anniversary of the date of grant, and 50% of each Converted PSU Cash Award will vest at target achievement at the end of the fiscal quarter which ends immediately after the third anniversary of the date of grant, subject in each case to continuous service through the applicable vesting date(s), and provided that terms rendered inoperable by the transactions contemplated by the Merger Agreement will no longer have any force or effect.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2024. Such exhibit is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified The Nasdaq Global Select Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ file a Form 25 Notification of Removal from Listing and/or Registration with the SEC to remove the Common Stock from listing on NASDAQ and deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act. Trading of the Common Stock on NASDAQ was halted prior to the opening of trading on July 2, 2024.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01) was automatically converted into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Price.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, David Henshall, Kent Mathy, Alison Dean, Sharon Rowlands, Simon Paris, David Benjamin, Richard D’Amore and Rohit Ghai, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company’s Board of Directors. Following the Effective Time, David Wagner shall remain a director of the Company, and David Rockvam and Noah Webster were appointed directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto. Such exhibit is incorporated by reference into this Item 5.03.

Effective upon completion of the Merger, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto. Such exhibit is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*

Amended and Restated Agreement and Plan of Merger, dated February 29, 2024, by and among Everbridge Holdings, LLC (f/k/a Project Emerson Parent, LLC), Project Emerson Merger Sub, Inc. and Everbridge, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 1, 2024)

3.1	Amended and Restated Certificate of Incorporation of Everbridge, Inc.

3.2	Amended and Restated By-Laws of Everbridge, Inc.

4.1

First Supplemental Indenture, dated as of July 2, 2024, to the Indenture, dated December 13, 2019, by and between Everbridge, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association)

4.2	First Supplemental Indenture, dated as of July 2, 2024, to the Indenture, dated March 11, 2021, by and between Everbridge, Inc. and U.S. Bank Trust Company, National Association

99.1	Press Release, dated as of July 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to the Amended and Restated Agreement and Plan of Merger have been omitted from this pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of such exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: July 2, 2024	By:	/s/ David Wagner
David Wagner
President & Chief Executive Officer